Exhibit 10.3

AMENDMENT TO PHARMACEUTICAL MANUFACTURER SERVICES AGREEMENT

This Amendment to Pharmaceutical Manufacturer Services Agreement (this “Amendment”) is made and entered into by and between by and between CORCEPT THERAPEUTICS INCORPORATED, a Delaware corporation (“Client”), and CENTRIC HEALTH RESOURCES, INC., a Delaware corporation (“CHR”).

RECITALS:

A. Client and CHR entered into that certain Pharmaceutical Manufacturer Services Agreement dated as of May 16, 2013 (the “Agreement”).

B. The parties desire to amend and supplement the Agreement as hereinafter provided.

AGREEMENT:

NOW THEREFORE, in consideration of the recitals, the mutual promises and agreements contained herein, the parties agree as set forth below.

1. Effective Date. This Amendment is effective as of May 16, 2013 (the “Effective Date”).

2. Defined Terms. All capitalized terms not specifically defined herein will have the meanings given to such terms in the Agreement.

3. Section 4.4. A new Section 4.4 is hereby added to the Agreement immediately after Section 4.3 as set forth below.

4.4 Key Performance Indicators. CHR shall use commercially reasonable efforts to undertake to comply with the “targets” for the key performance indicators contained on Exhibit D. [***]

4. Section 5.2.3. A new Section 5.2.3 is hereby added to the Agreement immediately after Section 5.2.2 as set forth below.

5.2.3 KPIs. This Agreement may be terminated by Client giving CHR at least [***] prior written notice of such termination if CHR fails to at least meet the [***] on any of the key performance indicators contained on Exhibit D during any [***] period of a Contract Year, and such failure is not cured (i.e., the target for such key performance indicator is not achieved) during the [***] period following the giving of notice by Client to CHR that corrective action is required. Any such failure shall not constitute a breach of or default under this Agreement (it merely triggers a right to terminate this Agreement by Client as provided in this Section 5.2.3).

5. Exhibit D. Exhibit D attached to this Amendment is hereby added to the Agreement immediately after Exhibit C to the Agreement.

6. Construction. This Amendment modifies, supplements and forms a part of the Agreement. Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will remain unchanged and in full force and effect. In the event of any conflict or inconsistency between the terms and conditions of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment will control.

7. Entire Agreement. This Amendment, together with the Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Amendment. All prior agreements, promises, negotiations or representations, oral or written, relating to the subject matter of this Amendment, not otherwise expressly set forth herein, are of no further force or effect.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the dates set forth beneath their respective signatures.

CENTRIC HEALTH RESOURCES, INC.		CORCEPT THERAPEUTICS INCORPORATED

By:	/s/ Michelle Hefley	By:	/s/ Steven Lo
	Michelle Hefley, President	Title:	Steven Lo, Vice President

Date:	7/19/13	Date:	7/22/13

EXHIBIT D

KEY PERFORMANCE INDICATORS

CHR commits to use commercially reasonable efforts to design the processes and systems, to allocate the resources it determines to be necessary or appropriate and to execute the Services, in such a manner that the “KPI Targets” (as set forth in the table below) are consistently met for each Contract Year (as hereafter defined).

The key performance indicators (“KPIs”) listed in the table below will be reported on a [***] basis, commencing with the [***] month after the Launch Date; provided, however, that reporting on the KPIs for [***] will not commence until the [***]. CHR will gather the data [***] to support the calculation of each KPI. For clarification, the [***] is considered the [***] result. The results for each KPI for a Contract Year will be determined based on the [***] for such Contract Year. Results will be rounded to the [***].

[***]

KPI Targets [***]

KPIs	KPI Targets [***]	KPI Thresholds [***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

*	[***]

KPI Definitions

(1)	[***]

•	[***]

•	[***]

(2)	[***]

•	[***]

•	[***]

(3)	[***]

•	[***]

•	[***]

Calculations and Business Review

•	[***]

•	[***]

•	[***]

D-1

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

KPI Payments for a Contract Year.

•	[***]

•	[***]

D-2

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.